J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 23, 2018

to the Summary Prospectuses, Prospectuses and Statement of Additional Information, dated November 1, 2017 as supplemented

Investment in J.P. Morgan ETFs. Currently, as a main strategy, the JPMorgan Diversified Fund (the “Fund”) may invest up to 30% of its total assets in J.P. Morgan Mutual Funds in the same group of investment companies. Effective November 1, 2018 (the “Effective Date”) and subject to the 30% limit, the Fund may also invest in exchange-traded funds (“ETFs”) that are managed by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates that are in the same group of investment companies as the Fund (“J.P. Morgan ETFs,” and collectively, with the J.P. Morgan Mutual Funds, the “J.P. Morgan Funds”). On the Effective Date, new prospectuses (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). You should refer to the New Prospectuses for the Fund, when available. Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date.

Changes to the Fund’s Main Investment Strategies: On the Effective Date, the Fund’s main investment strategy will be revised to reflect that the Fund invests in J.P. Morgan Funds, which may include both mutual funds and ETFs. The Adviser expects to select only J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns.

Changes to the Fund’s Main Investment Risks: On the Effective Date, the following will be added to the end of the “Risk/Return Summary — The Fund’s Main Investment Risks — Investments in Mutual Funds Risk” section:

In addition, the Adviser’s authority to allocate investments to J.P. Morgan Funds creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.

Additional Changes to the Prospectuses and Statement of Additional Information:

On the Effective Date, additional disclosure will be added to the Prospectuses and Statement of Additional Information reflecting that the Fund invests in J.P. Morgan Funds as described above. To the extent the Fund invests in ETFs as an additional strategy, it will invest in index ETFs that are managed by unaffiliated investment advisers only when an investment in a J.P. Morgan passive ETF is unavailable. The disclosure will also be revised to say that the conflicts of interest created by the Adviser’s authority to allocate investments to J.P. Morgan Funds could cause the Adviser to adjust its asset class target or actual allocations to provide for increased use of J.P. Morgan Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-DIV-818